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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013

HELMER DIRECTIONAL DRILLING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53675	20-5567127
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

2845 Snowflake Dr. Boise, Idaho	83706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 670-6841

715 13th Street NE Wenatchee, Washington 98802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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EXPLANATORY NOTE

We are amending this 8-K for the following purpose:

1.	To amend a clerical error that listed Juan (John) Gutiérrez’ appointment date to the Board of Directors as May 14, 2013 instead of the correct date of June 14, 2013;
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 14, 2013, Juan (John) Gutiérrez was appointed to the Board of Directors of Helmer Directional Drilling Corp. (the “Company”). A summary of Mr. Gutiérrez’background and experience is as follows:

Juan (John) Gutiérrez, 67, Director. Mr. Gutiérrez, is presently the owner of GGEO, Ltd., a geoconsulting group specializing in the sourcing of strategic materials and metals and has served in this capacity since June 2009. GGEO has provided consulting services for a number of national and international mining, research and engineering firms including Electro-Chem Technologies & Materials, Wyman Engineers, PARS Environmental, Inc., 5N Plus; Geovic Energy, Mountain States R&D International, Inc., Bolivian Minerals Group and Dynamic Production Inc. Concurrently, Juan is the primary mining Consultant for Matmown, Inc., a Nevada-based international mineral mining and exploration company and the Kaloff Family Trust (Mineral Hill Mine, Arizona).

From June 2006-2009, Gutiérrez was owner & chief field engineer for MineSeal, LLC, a company he started specializing in mine closures utilizing a polyurethane foam manufactured by the company.

From July 1998-June 2006, Gutiérrez was mining engineer/mineral examiner for the U.S. Forest Service evaluating mineral properties and lead mine closure/remediation specialist.

April 1992-July 1998, Gutiérrez worked as a mining engineer at the Washington office level for the U.S. Forest Service and State Department, U.S. Embassy, in Venezuela. He served as a mining & environmental advisor to the Venezuelan government in the gold and diamond sectors of Bolivar State, Venezuela. During that same time period, Gutiérrez consulted for the USAID (World Bank) and U.S. State Department in Brazil in sustainable mining practices and alternative mercury-free methods for gold recovery.

Gutiérrez holds a B.A. (anthropology) from the University of Nevada, and a B.S. (Geology) School of Mines, University of Idaho. He attended graduate studies in geological engineering at the University of Idaho, Moscow. Juan is a Licensed Professional Geologist, Certified Mineral Examiner, Registered Environmental Manager and meets the requirements of a QP, as a Registered Member of SME, recognized under the Canadian Instrument 43-101.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Helmer Directional Drilling Corp.

Date: June 27, 2013	By:	/s/ Paul Donaldson
Paul Donaldson Chief Executive Officer